                               As filed with the

             Securities and Exchange Commission on February 7, 1997


                                                                File No. 2-76969
                                                               File No. 811-3445

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                       Pre-Effective Amendment No.   [ ]


                     Post-Effective Amendment No. 20   [X]


                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No. 21 [X]

                                THE MERGER FUND

--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                             100 Summit Lake Drive
                            Valhalla, New York 10595

--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)

      Registrant's Telephone Number, including Area Code:  (914) 741-5600

                         Frederick W. Green, President
                                THE MERGER FUND
                             100 Summit Lake Drive
                            Valhalla, New York 10595

--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                    Copy to:
                            William H. Bohnett, Esq.
                          Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                            New York, New York 10103

             It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.


 The Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.  A Rule 24f-2 Notice for the fiscal year ended November 30,
                     1996 was filed on January 23, 1997.


                 Total number of pages is ____.  Exhibit index
                             appears at page _____.

                                  THE


                                     MERGER

                                    FUND(R)

                             100 Summit Lake Drive
                            Valhalla, New York 10595
--------------------------------------------------------------------------------
A no-load, open-end, nondiversified investment company which seeks capital growth by engaging in merger arbitrage.
--------------------------------------------------------------------------------


                                   PROSPECTUS
                                FEBRUARY 7, 1997


--------------------------------------------------------------------------------


     This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please retain it for future reference. A Statement of Additional Information dated February 7, 1997 is available upon request without charge and may be obtained by writing to the Fund's Administrator, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------

     The Fund pays to its principal underwriter and others an annual fee of up to 0.25%, as authorized by its Rule 12b-1 plan of distribution. There can be no assurance that the Fund's investment objective will be achieved, and its investment policy entails capital risk. Each investor should carefully consider his ability to assume the risks involved before making an investment in the Fund.

--------------------------------------------------------------------------------


     Effective June 1, 1996, the Fund was closed to new investors. Shareholders in the Fund as of May 31, 1996 may purchase additional shares, subject only to the terms set forth herein. Investment advisors and financial planners who held Fund shares in omnibus accounts as of May 31, 1996 may continue to make purchases in such accounts. The Fund reserves the right to resume sales to new investors at any time but has no present plans to do so.


--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



FUND EXPENSES..............................................................................    1
CONDENSED FINANCIAL INFORMATION............................................................    2
INVESTMENTS OBJECTIVES AND POLICIES........................................................    3
     Risk Factors..........................................................................    3
     Leverage Through Borrowing............................................................    4
     Short Sales and Put and Call Options..................................................    4
     Investment Restrictions...............................................................    5
INVESTMENT ADVISER.........................................................................    5
PRINCIPAL UNDERWRITER......................................................................    6
CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR................................................    6
PLANS OFFERED BY THE FUND..................................................................    6
     The Merger Fund IRA Plan..............................................................    6
     Fund Investors Keogh Plans............................................................    6
HOW TO PURCHASE SHARES.....................................................................    7
     Automatic Investment Plan.............................................................    7
NET ASSET VALUE............................................................................    7
REDEMPTIONS................................................................................    7
     Systematic Withdrawal Plan............................................................    8
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS....................................................    8
ORGANIZATION AND CAPITALIZATION............................................................    9
SHAREHOLDER COMMUNICATIONS.................................................................    9

                                FUND EXPENSES(1)



                     (FOR THE YEAR ENDED NOVEMBER 30, 1996)



  SHAREHOLDER TRANSACTION EXPENSES................................................ None(2)

  ANNUAL FUND OPERATING EXPENSES
       (as a percentage of average net assets)
       Advisory Fees.............................................................. 1.00%

       Rule 12b-1 Distribution Fees............................................... 0.14%

       Other Expenses............................................................. 0.22%(3)
                                                                                   ------

  Total Operating Expenses........................................................ 1.36%


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


1 YEAR       3 YEARS       5 YEARS       10 YEARS
  $14          $43           $74           $164


Notes:


(1) The purpose of the table is to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. See "INVESTMENT ADVISER", "PRINCIPAL UNDERWRITER" AND "CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, ACCOUNTING SERVICES AGENT AND ADMINISTRATOR." THE EXAMPLE PROVIDED ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE.



(2) No sales loads or transaction fees are charged in connection with the purchase or redemption of Fund shares. Shareholders will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Firstar Trust Company.


(3) Each IRA and Keogh account will be charged a $12.50 annual maintenance fee as well as fees for certain transactions.

                                THE MERGER FUND
                        CONDENSED FINANCIAL INFORMATION

            (FOR THE YEARS ENDED NOVEMBER 30, 1987 - 1996) (AUDITED)
 THE TABLE BELOW SETS FORTH CERTAIN INFORMATION COVERING THE FUND'S INVESTMENT
                       RESULTS FOR THE PERIODS INDICATED.
   FURTHER FINANCIAL DATA AND RELATED NOTES ARE CONTAINED IN THE STATEMENT OF
                            ADDITIONAL INFORMATION,
                        WHICH IS AVAILABLE UPON REQUEST.

                                                                   YEAR ENDED NOVEMBER 30,
                                    --------------------------------------------------------------------------------------
                                      1996         1995         1994         1993        1992          1991          1990
                                    --------     --------     --------      -------     -------       -------       ------
Net Asset Value, beginning of
 year..............................   $14.87       $13.72       $13.70       $12.34      $12.51        $11.43       $12.03
                                    --------     --------     --------      -------     -------       -------       -------
Income from investment operations:
   Net investment income/(loss)....     0.20(5)(6)     0.08(5)(6)    --   (5)(6)   (0.07 (5)(6)   (0.12)(5)    0.02  (0.16)(2)

   Net realized and unrealized gain
       (loss) on investments.......     1.24         1.78         1.08         2.10        0.65          1.79         0.70
                                    --------     --------     --------      -------     -------       -------       -------
   Total from investment
       operations..................     1.44         1.86         1.08         2.03        0.53          1.81         0.54

Less Distributions:

   Dividends from net investment
       income......................    (0.08)       --           --           --          (0.03)        --            --

   Distributions from net realized
       gains.......................    (0.82)       (0.71)       (1.06)       (0.67)      (0.67)        (0.73)       (1.14)
                                    --------     --------     --------      -------     -------       -------       -------
   Total distributions.............    (0.90)       (0.71)       (1.06)       (0.67)      (0.70)        (0.73)       (1.14)
                                    --------     --------     --------      -------     -------       -------       -------

Net Asset Value, end of year.......   $15.41       $14.87       $13.72       $13.70      $12.34        $12.51       $11.43
                                    --------     --------     --------      -------     -------       -------       -------
Total Return.......................    10.26%       14.26%        8.41%       17.24%       4.45%        16.84%        4.57%

Supplemental Data and Ratios:

   Net assets, end of year
       (000's)..................... $489,084     $243,082     $170,344      $25,173     $11,611       $10,281       $9,599

   Ratio of operating expenses to
       average net assets..........     1.36%(4)     1.41%(4)     1.58%(4)     2.19%(4)    2.75%(4)      3.05%(1)(4)  3.26%(1)(3)(4)

   Ratio of interest expense and
       dividends on short positions
       to average net assets.......     0.95%        2.42%        1.72%        1.91%       2.28%         1.01%        1.20%

   Ratio of net investment income/
       (loss) to average net
       assets......................     1.36%        0.57%       (0.03)%      (0.57)%     (1.42)%        0.21%       (1.20)%

   Portfolio turnover rate(7)......   405.99%      418.63%      390.34%      186.00%     231.40%       311.51%      357.39%

   Average commission rate
       per share...................  $0.0434

                                      1989        1988       1987
                                     -------     ------     ------
Net Asset Value, beginning of
 year..............................   $11.50     $10.10     $12.55
                                     -------     -------    -------
Income from investment operations:
   Net investment income/(loss)....    (0.02)      0.04       0.07
   Net realized and unrealized gain
       (loss) on investments.......     0.66       1.74      (0.82)
                                     -------     -------    -------
   Total from investment
       operations..................     0.64       1.78      (0.75)
Less Distributions:
   Dividends from net investment
       income......................    (0.11)     (0.07)     (0.01)
   Distributions from net realized
       gains.......................    --         (0.31)     (1.69)
                                     -------     -------    -------
   Total distributions.............    (0.11)     (0.38)     (1.70)
                                     -------     -------    -------
Net Asset Value, end of year.......   $12.03     $11.50     $10.10
                                     -------     -------    -------
Total Return.......................     5.66%     18.15%     (8.05)%
Supplemental Data and Ratios:
   Net assets, end of year
       (000's).....................  $11,006     $8,421     $9,909
   Ratio of operating expenses to
       average net assets..........     2.80%(1)   2.57%      2.41%
   Ratio of interest expense and
       dividends on short positions
       to average net assets.......    --          --         --
   Ratio of net investment income/
       (loss) to average net
       assets......................    (0.17)%     0.39%      0.47%
   Portfolio turnover rate(7)......   430.44%    187.16%    323.14%
   Average commission rate
       per share...................


---------------------

(1) Reflects certain non-recurring expenses associated with the Fund's restructuring as of January 31, 1989.
(2) Net investment income before reimbursement of expenses by the investment adviser for the year ended November 30, 1990 would have been $(0.17).
(3) Operating expense ratio before reimbursement by investment adviser was 3.31%.

(4) For the years ended November 30, 1996, 1995, 1994, 1993 and 1992 the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended November 30, 1996, 1995, 1994, 1993 and 1992 were 2.31%, 3.83%, 3.30%, 4.10% and 5.03%, respectively.


(5) Net investment income before interest expense and dividends on short positions for the years ended November 30, 1996, 1995, 1994, 1993, and 1992 was $0.35, $0.42, $0.21, $0.17 and $0.07, respectively.

(6) Net investment income (loss) per share represents net investment income for the respective year divided by the monthly average shares of beneficial interest outstanding throughout each year.

(7) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (including both long and short positions). The denominator includes the average long position throughout the year. The portfolio turnover rate excluding short positions from the numerator for the years ended November 30, 1996 and 1995 was 276.99% and 290.48%, respectively.


NOTE: FROM THE FUND'S INCEPTION THROUGH JANUARY 31, 1989, THE AYCO CORPORATION SERVED AS INVESTMENT ADVISER TO THE FUND. DURING THIS PERIOD, WESTCHESTER CAPITAL MANAGEMENT, INC., THE FUND'S CURRENT INVESTMENT ADVISER, AND TWO OTHER NON-ARBITRAGE INVESTMENT ADVISERS WERE RETAINED BY THE AYCO CORPORATION TO MANAGE VARYING PORTIONS OF THE FUND'S ASSETS. THE ABOVE INVESTMENT RESULTS, THEREFORE, ARE NOT NECESSARILY REPRESENTATIVE OF THE RESULTS THAT WOULD HAVE BEEN REALIZED HAD WESTCHESTER CAPITAL MANAGEMENT, INC. BEEN THE SOLE INVESTMENT ADVISER TO THE FUND.

Further information regarding the Fund's performance is contained in the Fund's Annual Report, a copy of which may be obtained without charge.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund seeks to achieve capital growth by engaging in merger arbitrage. The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser").

     Under normal market conditions, the Fund will invest at least 65% of its assets in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations ("merger arbitrage investments"). Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.


     Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. As compared to conventional investing, merger arbitrage results are considered by the Adviser to be less sensitive to the overall trend of stock prices. Over the last three-year period, the Fund's "beta" (a statistical measure of market-related risk, whereby a fund's sensitivity to movements in the Standard & Poor's 500 Stock Index is expressed relative to the Index's beta of 1.0) has averaged less than 0.2. The Adviser believes that this number is significantly lower than comparable figures for other equity mutual funds seeking capital growth. While some periods will be more conducive to a merger arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return, even in flat or down markets. The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations may be renegotiated or terminated, in which case losses may be realized.


     The Fund's investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy which may not be changed without shareholder approval. Except as otherwise stated, the Fund's other investment objectives and policies are not fundamental and may be changed without obtaining approval by the Fund's shareholders.

RISK FACTORS

     The Fund's investment program will involve investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. To the extent that the Fund's assets are invested in a smaller number of issues, there is a somewhat greater risk associated with investment in the Fund than in a diversified investment company, as defined in the Investment Company Act of 1940.

     The Fund intends to invest a portion of its assets to seek short-term capital appreciation, which can be expected to increase the portfolio turnover rate and as a result cause increased brokerage commission costs. It is currently anticipated that the Fund's annual portfolio turnover rate may exceed 300%. In addition, a high turnover rate may expose shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

     The Fund is not intended to provide a balanced investment program. The Fund is intended to be an investment vehicle only for that portion of an investor's capital which can appropriately be exposed to risk. Each investor should evaluate an investment in the Fund in terms of the investor's own investment goals.

LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks or by entering into reverse repurchase agreements to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A reverse repurchase agreement is functionally identical to a repurchase agreement except that the roles of the parties are reversed so that the Fund will sell the underlying security with the promise to repurchase. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300%
with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's gross assets when the loan is made.

SHORT SALES AND PUT AND CALL OPTIONS

     The Fund may employ various hedging techniques, such as short selling and the selective use of put and call options, in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. Any such short sale will be made with the intention of later closing out ("covering") the short position with the securities of the acquiring company received upon consummation of the acquisition. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities.


     At all times when the Fund does not own, or have an unconditional right to receive, securities which are sold short, the Fund will maintain a segregated account consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.



     The purchase of put options may be similarly used for hedging purposes. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on merger arbitrage stocks, it may be possible for the Fund to partially offset any decline in the market value of certain of the equity positions held by the Fund. Also, as part of a merger arbitrage strategy involving a pending corporate reorganization, the Fund may also write (sell) uncovered put options. As a matter of fundamental policy, which may not be changed without shareholder approval, the value of all put options purchased or sold by the Fund, as measured by the premiums paid or received, may not exceed 25% of the Fund's net assets.


     The sale of covered call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. The sale of call options will not be used for speculative purposes, and, accordingly, call options will be written solely as covered call options; that is, options on securities which the Fund owns at the time the call is sold. As a matter of fundamental policy, the value of securities underlying call options written by the Fund may not exceed 50% of the

Fund's net assets. In addition, the Fund may purchase call options only for the purpose of closing out previously written covered call options.


     The Adviser believes that, when used for hedging purposes, short sales and options transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, a substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, such strategies may not be successful. Also, options transactions involve special risks including (i) possible imperfect correlation between the price movements of the option and the underlying security and (ii) lack of assurance of a liquid secondary market at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired. In addition, the frequent use of short sales and options transactions increases the risk that the Fund will fail to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will limit such transactions to the extent necessary, in the opinion of the Adviser, to avoid such disqualification.


INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Fund as fundamental policies which may be changed only by a vote of the Fund's shareholders. The Fund may not invest more than 5% of its total assets in enterprises with less than three years of continuous operation; may not invest more than 10% of its assets in the securities of any one issuer; may not purchase more than 10% of an issuer's voting securities; may not invest more than 10% of its assets in restricted securities or securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days; may not borrow money in an amount exceeding 33% of its total assets; and may not invest more than 25% of its total assets in securities of companies in the same industry. The Fund may not invest more than 5% of its net assets in warrants or more than 2% of its net assets in warrants not listed on specified national stock exchanges. The Fund may make short sales but only under certain conditions to the extent of 50% of its net assets. The value of securities of any one company in which the Fund is short may not exceed the lesser of 10% of its net assets or 10% of any class of such company's securities.

                               INVESTMENT ADVISER

     Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 1980, is the Fund's investment adviser. Westchester Capital Management, Inc. and affiliates also manage merger arbitrage programs for high-net-worth individuals and other institutional investors, including offshore funds and private limited partnerships. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser charges an annual advisory fee of 1.0% of the average daily net assets of the Fund. The fee charged the Fund is higher than those typically paid by other mutual funds. This higher fee is attributable in part to the higher expense incurred by the Adviser and the specialized skills required to manage a portfolio of merger arbitrage investments.

     Mr. Frederick W. Green acts as the President of the Adviser and also serves as the President and a Trustee of the Fund. Ms. Bonnie L. Smith is the Vice President of the Adviser as well as the Vice President, Treasurer and Secretary of the Fund. Mr. Green and Ms. Smith have been primarily responsible for the day-to-day management of the Fund's portfolio since January 1989.

                             PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is Mercer Allied Company, L.P. ("Mercer"), One Wall Street, Albany, New York 12205, a majority-owned subsidiary of The Ayco Company, L.P. ("Ayco"), a registered investment adviser principally engaged in personal financial counseling.

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay to Mercer, any broker-dealer with whom Mercer or the Fund has entered into a contract to distribute the Fund's shares, or any other qualified financial services firm, compensation for services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. In addition, the Adviser may pay amounts from its own resources for the provision of such services.

               CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
                  ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund's custodian, transfer agent and dividend paying agent.

     Firstar Trust Company also serves as the Fund's accounting services agent and Fund Administrator. As such, Firstar Trust Company provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund's portfolio and portfolio transactions, the determination of net asset value and pricing of the Fund's shares of beneficial interest, and maintaining the books of account of the Fund.

                           PLANS OFFERED BY THE FUND

     Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600).

THE MERGER FUND IRA PLAN

     The Fund makes available The Merger Fund IRA Plan for individuals to establish an Individual Retirement Account ("IRA") under which shares of the Fund may be purchased. The Merger Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

     An annual maintenance fee of $12.50 will be charged for each IRA account. In addition, a $15.00 fee will be assessed to any IRA account which is transferred to a successor trustee, distributed to a participant or for which a refund of excess contribution is paid. These fees are subject to change upon notification by Firstar Trust Company to the Fund.

FUND INVESTORS KEOGH PLANS

     The Fund makes available the Fund Investors Defined Contribution Prototype Plan and the Fund Investors Defined Benefit Prototype Plan (referred to collectively in this prospectus as the "Fund Investors Keogh Plans"), for corporations, self-employed individuals or partnerships, to establish a qualified retirement plan under which shares of the Fund may be purchased. The Fund Investors Keogh Plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

     An annual maintenance fee of $12.50 will be charged for each Keogh account. In addition, a $15.00 fee will be assessed to any Keogh account which is transferred to a successor trustee or distributed to a participant, or for which a refund of excess contribution is paid. These fees are subject to change upon notification by Firstar Trust Company to the Fund.

                             HOW TO PURCHASE SHARES

     Shares of the Fund may be purchased at net asset value without any sales or other charge by sending a completed application form to The Merger Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. However, applicants should not send any correspondence by overnight courier to this post office box address. Correspondence sent by overnight courier should be addressed to the Fund at Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The minimum initial investment for individuals, IRAs, corporations, partnerships or trusts is $2,000. There is no minimum for subsequent investments. There is no minimum investment requirement for Keogh Plans. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

     After an account is opened, additional shares may be purchased by sending a check payable to "The Merger Fund," together with a note stating the name(s) on the account and the account number, to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. All shares will be purchased at the net asset value per share next determined after receipt of the shareholder's application in proper order and acceptance of such application by the Fund. No share certificates will be issued unless requested in writing. Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services.


     The custodian will charge a $20.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.


     Shareholders should contact the Administrator at (800) 343-8959 to obtain the latest wire instructions for wiring funds to Firstar Trust Company for the purchase of Fund shares and to notify Firstar Trust Company that a wire transfer is coming.

AUTOMATIC INVESTMENT PLAN

     A shareholder may also participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, shareholders may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into their established Fund account. Shareholders should contact the Administrator at (800) 343-8959 for more information about the Fund's Automatic Investment Plan.

                                NET ASSET VALUE

     The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the Exchange on that day.

                                  REDEMPTIONS

     Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to: The Merger Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Upon the receipt of such a request in "proper order," as described below, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks.

     A redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

(i) the request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

(ii) the request is signed by the shareholder(s) exactly as the shares are registered;

(iii) the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv) if the redemption proceeds are requested to be sent other than to the address of record or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request is/are guaranteed by an eligible signature guarantor.

     Questions concerning a redemption request may be addressed to the Fund at its principal office. No redemption request will become effective until all documents have been received in "proper order" by Firstar Trust Company.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

     Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

     If a shareholder's transactions at any time reduce the shareholder's account in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all shares in the account and close it by making payment to the shareholder.

SYSTEMATIC WITHDRAWAL PLAN

     Individuals in whose accounts shares of the Fund are held or accounts in which shares are allocated to The Merger Fund IRA Plan, the Fund Investors Keogh Plans or other qualified retirement plan, which accounts in each case have a current account value of at least $10,000, may adopt a Systematic Withdrawal Plan to provide for periodic distributions for an annual fee of $15.00 per plan, which fee is subject to change upon notification by Firstar Trust Company to the Fund. By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or other periodic checks for any designated amount of $500 or more. A Systematic Withdrawal Plan may be opened by making an application to Firstar Trust Company.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. In any taxable year in which it qualifies as such and distributes all of its net investment income and net capital gain in accordance with the timing requirements of the Code, it will be exempt from federal income and excise taxes.

     The Fund intends to distribute substantially all of its net investment income and net capital gain shortly after the end of each fiscal year. Both distributions will be in shares of the Fund unless a shareholder elects to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

     Each year the Fund informs its shareholders of the amount and type of its distributions. The Fund is required by federal tax law to withhold 31% of dividends (including capital gain dividends) and redemption proceeds for accounts (other than those of corporations and certain other exempt entities) without a certified taxpayer identification number ("TIN") and certain other certified information or with respect to which the IRS or a broker has notified the Fund that withholding is required due to an incorrect TIN or a failure to report taxable interest or dividends. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

     IRA's, Keogh plans and other qualified retirement plans are exempt from federal income taxation under the Code.

     This summary is not intended to be, nor should it be, construed as legal or tax advice to any current holder of the Fund's shares. The Fund's shareholders are urged to consult their own tax advisors to determine the U.S. federal income tax consequences to them of their ownership of the Fund's shares.

                        ORGANIZATION AND CAPITALIZATION

     The Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated April 12, 1982, as amended and restated on August 22, 1989. The Fund's activities are supervised by its Trustees, who are elected by the Fund's shareholders. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares. The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios. Each share represents an equal proportionate interest in the Fund.

     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing and unless removed by action of the shareholders in accordance with the Fund's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund will receive quarterly schedules of investments, unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent certified public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined in accordance with the policies of the Fund and will provide other information about the Fund and its operations.

     Shareholder inquiries should be directed to Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (telephone (800) 343-8959). Any correspondence sent by overnight courier service should be addressed to the Fund at Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

INVESTMENT ADVISER
      Westchester Capital Management, Inc.
      100 Summit Lake Drive
      Valhalla, NY 10595
      (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, SHAREHOLDER
      SERVICING AGENT & CUSTODIAN
      Firstar Trust Company
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

TRUSTEES
      Frederick W. Green
      William H. Bohnett
      Michael J. Downey
      James P. Logan III
      Frank A. McDermott, Jr.

EXECUTIVE OFFICERS
      Frederick W. Green, President
      Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, NY 10103

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202

                 THE

                                     MERGER

                    FUND(R)


                                   PROSPECTUS
                                FEBRUARY 7, 1997

                           -------------------------

                                THE MERGER FUND
                             100 Summit Lake Drive
                           Valhalla, New York  10595

                           -------------------------


     A no-load, open-end, nondiversified investment company which seeks capital growth by engaging in merger arbitrage.

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 7, 1997


--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund dated February 7, 1997, a copy of which may be obtained without charge by writing to the Fund's Administrator, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


--------------------------------------------------------------------------------

     The Fund pays to its principal underwriter and others an annual fee of up to 0.25%, as authorized by its Rule 12b-1 plan of distribution. There can be no assurance that the Fund's investment objective will be achieved, and its investment policy entails capital risk. Each investor should carefully consider his ability to assume the risks involved before making an investment in the Fund.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . .     1
    Merger Arbitrage  . . . . . . . . . . . . . . . . . . . . . . . .     1
    Special Risks of Over-the-Counter Options Transactions  . . . . .     2
    Investment Restrictions   . . . . . . . . . . . . . . . . . . . .     3

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER  . . . . . . . . . . . .     6
    Investment Adviser and Advisory Contract  . . . . . . . . . . . .     6
    Principal Underwriter   . . . . . . . . . . . . . . . . . . . . .     7

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Trustees and Officers   . . . . . . . . . . . . . . . . . . . . .    10
    Remuneration  . . . . . . . . . . . . . . . . . . . . . . . . . .    10

SERVICES AND PLANS OFFERED BY THE FUND  . . . . . . . . . . . . . . .    11
    The Merger Fund IRA Plan  . . . . . . . . . . . . . . . . . . . .    11
    Fund Investors Keogh Plans  . . . . . . . . . . . . . . . . . . .    11
    Systematic Withdrawal Plan  . . . . . . . . . . . . . . . . . . .    12

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

ADDITIONAL INFORMATION ABOUT REDEMPTIONS  . . . . . . . . . . . . . .    13

TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

ORGANIZATION AND CAPITALIZATION . . . . . . . . . . . . . . . . . . .    19
    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
    Shareholder and Trustee Liability   . . . . . . . . . . . . . . .    19

ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .    20

PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . .    21

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .    21

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR . . . . . . . . . . . . .    22

COUNSEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

EXPERTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
    Covered Option Writing  . . . . . . . . . . . . . . . . . . . . .    24

    Money Market Instruments  . . . . . . . . . . . . . . . . . . . .    24
    Repurchase Agreements   . . . . . . . . . . . . . . . . . . . . .    24
    Short Selling   . . . . . . . . . . . . . . . . . . . . . . . . .    25

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .    26

                       INVESTMENT OBJECTIVES AND POLICIES

                        (See "INVESTMENT OBJECTIVES AND
                      POLICIES" in the Fund's prospectus.)

    The Merger Fund (the "Fund") is a no-load, open-end, nondiversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage. The Fund's adviser is Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595 (the "Adviser").

    Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy, which may be considered speculative.

Merger Arbitrage.

    Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

    Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

    The Adviser will be guided by the following general principles in making investments for the Fund:

    1. Securities will be purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the likelihood of some type of reorganization within a reasonable period of time.

    2. Before an initial position will be established in a newly announced reorganization, a preliminary analysis will be made of the proposed transaction to determine the probability and timing of a successful completion. A more detailed review will take place before the position is enlarged.

    3. In deciding whether or to what extent to invest in any given reorganization, the Adviser will place particular emphasis on the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction.

    4. The risk-reward characteristics of each arbitrage position will be assessed on an ongoing basis, and the Fund's holdings will be adjusted accordingly, subject to certain limitations contained in Subchapter M of the Internal Revenue Code on the portion of the Fund's gross income that may be derived from the sale of stock or securities held for less than three months.

    5. The Adviser will attempt to invest in as many attractive reorganizations as can be effectively monitored in order to minimize the impact on the Fund of losses resulting from the termination of any given proposed transaction.

    6. The Adviser will invest the Fund's assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts, but in either case the Adviser's primary consideration will be the likelihood that the transaction will be successfully completed.


Special Risks of Over-the-Counter Options Transactions

    As part of its merger arbitrage strategy, the Fund may engage in transactions in options and futures contracts which are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

    As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted, In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

                 It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.


Investment Restrictions.

                 The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                 These investment restrictions provide that:

                 (1) The Fund may not issue senior securities other than to evidence borrowings as permitted in paragraph (5) below.

                 (2) The Fund may not make short sales of securities (unless by virtue of its ownership of other securities at the time of such sale, it owns or has a prospective right to receive, without the payment of additional compensation, securities equivalent in kind and amount to the securities sold). The total market value of all securities sold short may not exceed 50% of the value of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 10% of the value of the Fund's net assets or 10% of the securities of any class of any issuer.

                 (3) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                 (4) The Fund may not (a) purchase call options except to terminate, through a closing purchase transaction, its obligation with respect to a previously written covered call option; (b) sell uncovered (naked) call options; (c) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (d) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph (4) shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

                 (5) The Fund may not borrow money except that it may borrow (i) from banks to purchase or carry securities or other investments,
(ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

                 (6) The Fund may not pledge, mortgage or hypothecate its assets, except that to secure borrowings as permitted in paragraph (5) above, the Fund may pledge securities having a market value at the time of pledge not exceeding 33% of the value of its total assets. The Fund may, in addition, pledge securities having a market value at the time of pledge not exceeding 50% of the value of its net assets to secure short sales as permitted in paragraph
(2) above or covered option writing as permitted in paragraph (4) above.

                 (7) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

                 (8) The Fund may not knowingly purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or invest more than 10% of its total assets in securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

                 (9) The Fund may not concentrate its investments in any industry. No more than 25% of the value of the total assets of the Fund may be invested in the securities of issuers having their principal business activities in the same industry.

                 (10) The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

                 (11) The Fund may not purchase or sell commodities or commodity contracts.

                 (12) The Fund may not make loans, except that subject to paragraph (8), the Fund may enter into repurchase agreements maturing in seven days or less.

                 (13) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

                 (14) The Fund may not invest in interests (other than equity stock interests or debentures) in oil, gas or other mineral exploration or development programs.

                 (15) The Fund may not invest in companies for the purpose of exercising control or management.

                 (16) The Fund may not purchase or retain the securities of any issuer, other than its own securities, if, to the knowledge of the Fund's management, the Trustees and officers, or the directors and employees of the Fund's investment adviser, who individually own beneficially more than 1/2% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

                 (17) The Fund may not invest more than 5% of the value of its total assets in the securities of issuers which, together with any predecessors, have been in continuous operation for less than three years.

                 (18) The Fund may not participate on a joint or a joint and several basis in any trading account in securities.

                 (19) The Fund may not purchase securities of other investment companies, except by purchases in the open market where no underwriter or dealer's commission or profit is involved, other than customary brokers' commissions, and except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                 (20) The Fund may not invest more than 10% of its total assets (taken at market value) in the securities of any one issuer, except those issued or guaranteed by the United States Government, its agencies or instrumentalities.

                 (21) The Fund may not purchase securities of any one issuer if as a result more than 10% of the voting securities of such issuer would be held by the Fund.

                 If a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                 INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

                   (See "INVESTMENT ADVISER" and "PRINCIPAL
                   UNDERWRITER" in the Fund's prospectus.)

Investment Adviser and Advisory Contract.

                 The Fund's investment advisory contract with the Adviser (the "Advisory Contract") provides that the Fund pay all of the Adviser's expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations, (ii) preparation of and printing and mailing reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund's shares and on the sales of portfolio securities,
(iv) brokerage commissions, (v) custodial and shareholder transfer charges,
(vi) legal, auditing and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, (x) expenses of Trustee and shareholder meetings and (xi) any expenses of distributing the Fund's shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                 The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.0% (1/12 of 1% monthly) of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

                 The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund's Trustees who are not parties thereto or "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's Trustees or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.


                 For the fiscal years ended November 30, 1994, 1995, and 1996, the Fund incurred advisory fees of $923,596, $2,040,921 and $4,114,105, respectively, to the Adviser.


Principal Underwriter.

                 The Fund's principal underwriter is Mercer Allied Company, L.P. ("Mercer"), One Wall Street, Albany, New York 12205. Mercer is a Delaware limited partnership organized in 1994, and is currently majority-owned by The Ayco Company, L.P. Mercer is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


                 The Fund has adopted a plan of distribution dated January 31, 1989, as amended and restated on July 1, 1993 (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay to Mercer, to any broker-dealer with whom Mercer or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, compensation for services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund.


                 The Plan provides that Mercer will furnish to the Trustees and the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred. The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund's Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Adviser or Mercer and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund's Trustees or a majority of the outstanding shares of the Fund.

                 The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund's outstanding shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund's shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

                 The Fund has distribution and/or service contracts with authorized dealers and distributors of the Fund's shares and others, all of which contracts incorporate the terms of the Plan and have been approved by the Trustees, including the Rule 12b-1 Trustees. Pursuant to their respective contracts, for the fiscal year ended November 30, 1996, the Fund incurred expenses of $580,487 of which $56,445 was paid or accrued to Mercer and $524,042 was paid or accrued to others.

                                   MANAGEMENT

Trustees and Officers.

                 The Fund's Trustees and officers are listed below. Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

                 The "interested" Trustees as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).


                                                    Position(s) Held               Principal Occupation(s)
 Name and Address                     Age             with the Fund                During the Past 5 Years
 ----------------                     ---           -----------------             -------------------------
 Frederick W. Green*                  50            President and Trustee         President of Westchester Capital
 Westchester Capital                                                              Management, Inc., the Fund's
 Management, Inc.                                                                 Adviser.
 100 Summit Lake Drive
 Valhalla, NY 10595

 Bonnie L. Smith                      49            Vice President,               Vice President of Westchester
 Westchester Capital                                Treasurer and Secretary       Capital Management, Inc., the
 Management, Inc.                                                                 Fund's Adviser.
 100 Summit Lake Drive
 Valhalla, NY 10595

 William H. Bohnett*                  48            Assistant Secretary and       Partner in the law firm of
 Fulbright & Jaworski L.L.P.                        Trustee                       Fulbright & Jaworski L.L.P.
 666 Fifth Avenue
 New York, NY 10103

 James P. Logan III                   60            Trustee                       President of James P. Logan & Co.,
 James P. Logan & Co., Inc.                                                       Inc., an executive search firm.
 144 East 44th Street
 New York, NY 10017

 Frank A. McDermott, Jr.              78            Trustee                       President of JFM Associates, Inc.,
 217 Northeast Edgewater Drive                                                    a management consulting firm.
 Stuart, FL 34996                                                                 Also, Director of Orange and
                                                                                  Rockland Utilities, Inc.

 Michael J. Downey                    53            Trustee                       Consultant and independent
 2 Parsons Lane                                                                   financial adviser since July 1993.
 Rochester, NY 14610                                                              Chairman and Chief Executive
                                                                                  Officer of Prudential Mutual Fund
                                                                                  Management, May 1987 to June 1993.
                                                                                  President and Director of Asia
                                                                                  Pacific Fund, Inc.

                                                    Position(s) Held               Principal Occupation(s)
 Name and Address                     Age             with the Fund                During the Past 5 Years
 ----------------                     ---           -----------------             -------------------------
 Joseph Neuberger                     34            Assistant Secretary           Vice President of Firstar Trust
 Firstar Trust Company                                                            Company, and Manager of Fund
 615 East Michigan Street                                                         Administration and Compliance since
 Milwaukee, WI 53202                                                              August 1994.  Previously, manager
                                                                                  with Arthur Andersen LLP.



                 As of February 3, 1997, the Trustees and officers of the Fund, as a group, own 21,810.232 shares of beneficial interest of the Fund, and 50,110.701 shares are owned by the Adviser's retirement funds.


Remuneration.


                 Management considers that Messrs. Logan, McDermott and Downey are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser. The fees of the non-interested Trustees (currently $4,000 per year and $1,000 per meeting attended), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. For the fiscal year ended November 30, 1996, the Fund paid the following in Trustees' fees:


                               COMPENSATION TABLE
                 (for the fiscal year ended November 30, 1996)


======================================================================================================
                            Aggregate         Pension or              Estimated
                            Compensation      Retirement Benefits     Annual           Total
                            from              Accrued as Part of      Benefits upon    Compensation
 Name of Trustee            Registrant        Fund Expenses           Retirement       from Registrant
------------------------------------------------------------------------------------------------------
 Frederick W. Green                     0                  0                0                     0
------------------------------------------------------------------------------------------------------
 William H. Bohnett                     0                  0                0                     0
------------------------------------------------------------------------------------------------------
 Michael J. Downey                 $8,000                  0                0                $8,000
------------------------------------------------------------------------------------------------------
 James P. Logan                     8,000                  0                0                 8,000
------------------------------------------------------------------------------------------------------
 Frank McDermott, Jr.               8,000                  0                0                 8,000
======================================================================================================

                     SERVICES AND PLANS OFFERED BY THE FUND

          (See "PLANS OFFERED BY THE FUND" in the Fund's prospectus.)

                 The costs of services rendered to the Fund's investors by its transfer agent, Firstar Trust Company ("Firstar") are paid for by the Fund; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, on 60 days' written notice, to charge investors to cover other administrative costs of services provided to shareholders.

The Merger Fund IRA Plan.

                 The Fund makes available an Individual Retirement Account ("IRA"), known as "The Merger Fund IRA Plan." The Merger Fund IRA Plan provides individuals with the opportunity to establish an IRA in order to purchase shares of the Fund. The Merger Fund IRA Plan can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution. The form of The Merger Fund IRA Plan meets the requirements of Section 408 of the Internal Revenue Code. Firstar acts as custodian for The Merger Fund IRA Plan, and the adoption of The Merger Fund IRA Plan by each individual is subject to acceptance or rejection by Firstar in its capacity as custodian.

Fund Investors Keogh Plans.

                 The Fund makes available the Fund Investors Defined Contribution Prototype Plan (the "Fund Investors Defined Contribution Keogh Plan") and the Fund Investors Defined Benefit Prototype Plan (the "Fund Investors Defined Benefit Keogh Plan"). The Fund Investors Defined Contribution Keogh Plan and the Fund Investors Defined Benefit Keogh Plan (collectively hereinafter referred to as the "Fund Investors Keogh Plans") provide opportunities to corporations, self-employed individuals and partnerships to establish qualified retirement plans under which shares of the Fund may be purchased. The Fund Investors Keogh Plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual's entire account balance in such plan. A defined benefit qualified retirement plan specifies what a participant's pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit. A defined contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant's ultimate benefit depends on the amount that has accumulated in his account. The Fund Investors Keogh Plans have received an opinion from the Internal Revenue Service approving the plans as prototype plans which meet the requirements of Sections 401 and 501 of the Internal Revenue Code of 1986, as amended. The Fund Investors Keogh Plans are in the process of being submitted to the

Internal Revenue Service for additional approval of certain amendments required by recent changes in tax law. Firstar acts as custodian of the Fund Investors Keogh Plans. The Fund Investors Keogh Plans as adopted by each employer (including a self-employed individual) or partnership are subject to acceptance or rejection by Firstar in its capacity as trustee of the Fund Investors Keogh Plans.

Systematic Withdrawal Plan.

                 Shareholders participating in the Fund's Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance. Any income, dividends and capital gain distributions on shares held in Systematic Withdrawal Plan accounts will be reinvested in additional Fund shares. Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account. These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the Plan. A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder's account under the Plan have been liquidated.


                                NET ASSET VALUE

               (See "NET ASSET VALUE" in the Fund's prospectus.)

                 The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made (i) by valuing portfolio securities, including open short positions, which are traded on the New York Stock Exchange, American Stock Exchange and on the Nasdaq National Market System at the last reported sales price on that exchange; (ii) by valuing put and call options which are traded on the Chicago Board Options Exchange or any other domestic exchange at the last sale price on such exchange; (iii) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and (iv) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although the actual calculation may be done by others. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices when such last-sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

                 The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
In the event of the dissolution or
liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


                    ADDITIONAL INFORMATION ABOUT REDEMPTIONS

                 (See "REDEMPTIONS" in the Fund's prospectus.)

                 Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

                 Under the Investment Company Act of 1940, a shareholder's right to redeem shares and to receive payment therefor may be suspended at times: (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.


                                   TAX STATUS

                 (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's prospectus.)

                 The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

                 The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after September 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.


                 The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year (although investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year) plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

                 Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Presently, the Fund has no capital loss carryforwards.

                 The following discussion of tax consequences is for the general information of shareholders who are subject to tax. Shareholders that are IRAs, Keogh plans or other qualified retirement plans are exempt from income taxation under the Code.

                 To the extent that the Fund retains any of its net long-term capital gain for the year for reinvestment, requiring federal corporate income taxes to be paid thereon by the Fund, the Fund will elect to treat the undistributed net long-term capital gain as having been distributed to shareholders. As a result, each shareholder will report for federal income tax purposes its proportionate share of the undistributed net long-term capital gain, will be able to claim his proportionate share of federal income taxes paid by the Fund on that amount as a credit against his own federal income tax liability and will be able to claim a refund to the extent that the credit exceeds such tax liability. In addition, each shareholder of the Fund will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such undistributed gain and his tax credit.

                 Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

                 Dividends from domestic corporations may comprise some portion of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Taxable corporate shareholders will be informed of the portion of dividends which so qualify. Receipt of qualifying dividends may result in the reduction of a corporate shareholder's tax basis in its shares by the untaxed portion of such dividends if they are treated as "extraordinary dividends" under the Code. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days. The same restrictions apply to the Fund with respect to its ownership of the dividend-paying stock. In addition, the deducted amount is included in the calculation of the federal alternative minimum tax, if any, applicable to such corporate shareholders.

                 Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Capital gain dividends are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

                 All distributions will be included in the individual shareholder's alternative minimum taxable income and in the income which may be subject to tax under the alternative minimum tax for corporations.

                 Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

                 All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

                 A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA for that year. Also, annual contributions may be made to a spousal IRA. The maximum contribution to a spousal IRA is the lesser of (a) $2,000, or (b) the combined compensation of both spouses, minus the dollar amount of the IRA contribution made by the compensated (or more highly compensated) spouse. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.


                 Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                 Subchapter M of the Code requires that the Fund realize less than 30% of its annual gross income from the sale of securities held for less than three months. Options activities of the Fund may increase the amount of gains from the sale of securities held for less than three months, because all or a portion of any gains from the expiration of, or from closing transactions with respect to, call options written by the Fund will be treated as short-term gains and because the exercise of call options written by the Fund would cause it to sell the underlying securities before it otherwise might. Holding period reductions resulting from short sales entered into by the Fund would have a similar effect.

                 Equity options (including call and put options on stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. If the

Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

                 Any listed nonequity options written or purchased by the Fund (including options on debt securities) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

                 Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Generally, a market discount bond is defined as any bond bought by the Fund after April 30, 1993, and after its original issuance, at a price below its face or accreted value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Internal Revenue Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

                 Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Internal Revenue Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.

                 Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                 Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

                 Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

                 The Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts; provided that it qualifies as a regulated investment company for federal income tax purposes. If it so qualifies and pays no federal income tax, it will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

                 The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons; i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

                 Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                        ORGANIZATION AND CAPITALIZATION

       (See "ORGANIZATION AND CAPITALIZATION" in the Fund's prospectus.)

General.

                 The Fund is an open-end investment company established under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated April 12, 1982, as amended and restated on August 22, 1989 (the "Declaration of Trust"). Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989. The Fund's name was formally changed to The Merger Fund on August 22, 1989.

                 Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholder and Trustee Liability.

                 The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability of shareholders is remote. The Declaration of Trust does not require the Fund to hold annual meetings of shareholders. However, the Fund will hold special meetings when required by federal or state securities laws. The holders of at least 10% of the Fund's outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                 The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                       ALLOCATION OF PORTFOLIO BROKERAGE

                 Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

                 In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

                 In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through brokers which provide such services but which were selected principally because of their execution capabilities.


                 For the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid brokerage commissions of approximately $545,966, $1,162,149 and $2,467,162, respectively.

                               PORTFOLIO TURNOVER


                 The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For the fiscal year ended November 30, 1996, the Fund's portfolio annual turnover rate was approximately 277%. The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.


                 Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders. Moreover, federal tax requirements for qualification as a regulated investment company limit the gross amount of gains the Fund may realize from the sale of stock or securities held for less than three months to 30% of its gross income.


                 Fund management believes that the fiscal 1996 portfolio turnover rate of 277% is within the range to be expected for a merger arbitrage fund, and anticipates that the 1997 rate will be within the same range.



                            INDEPENDENT ACCOUNTANTS

                 The Fund has selected Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as its independent accountants.

               CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT,
                  ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

                 (See "CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, ACCOUNTING SERVICES AGENT AND ADMINISTRATOR" in the Fund's prospectus.)


                 Firstar, a Wisconsin trust company with its principal offices in Milwaukee, Wisconsin, is custodian of the assets of the Fund. The custody services performed by Firstar include maintaining custody of the Fund's assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. Firstar is also custodian for The Merger Fund IRA Plan and trustee for the Fund Investors Keogh Plans. Firstar takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays to Firstar a custodian fee, payable monthly, at the annual rate of .020% of the total value of the Fund's assets, plus a fee for each transaction with respect to the Fund's portfolio securities, which varies depending on the nature of the transaction.



                 Firstar is also the Fund's transfer agent and dividend paying agent. Its principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The transfer agent services provided by Firstar include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund's shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. Firstar's transfer agent fee is equal to a maximum of $14.00 per shareholder account.


                 Accounting services for the Fund are provided pursuant to a separate agreement with Firstar. The Fund pays Firstar a minimum annual fee of $22,000 plus an additional .010% of the value of the Fund's net assets in excess of $40 million up to $200 million and .005% of the value of the Fund's net assets in excess of $200 million.

                 Under the Fund Administration Servicing Agreement, Firstar maintains the books, accounts and other documents required by the Act; prepares the Fund's financial statements and tax returns; prepares certain reports and filings with the Securities and Exchange Commission; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of the Fund's operations. Firstar, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement. For the foregoing, the Fund pays Firstar a fee, payable monthly, at the annual rate of .050% of the Fund's first $100 million of average aggregate daily net assets, .040% of the next $400 million and .030% of the Fund's average daily net assets in excess of $500 million.
The Fund also reimburses the Administrator for all out-of-pocket expenses.

                 The fees charged to the Fund by Firstar for custody, transfer agent, fund accounting and administration services are competitive with fees charged by other providers of such services within the investment company industry.

                                    COUNSEL

                 The firm of Fulbright & Jaworski L.L.P. is counsel to the Fund.


                                    EXPERTS


                 The financial statements incorporated in this Statement of Additional Information have been so incorporated in reliance upon the report of Price Waterhouse LLP, independent accountants given on authority of said firm, as experts in accounting and auditing.

                                    APPENDIX

                 Some of the terms used in this Statement of Additional Information and the Fund's prospectus are described below.

Covered Option Writing.

                 A call option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

                 The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Adviser may deem it desirable to close out a particular position prior to the expiration of the option through the purchase of an equivalent option, in which case the underlying security may either be sold or retained in the Fund's portfolio.

Money Market Instruments.

                 Money market instruments are liquid, short-term, high-grade debt instruments, including United States Government obligations, commercial paper, certificates of deposit and bankers' acceptances.

Repurchase Agreements.

                 Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Short Selling.

                 A short sale is a transaction involving the sale of a security that is not owned by the seller, the security having been borrowed from a third party by the seller in order to make delivery to the buyer. In a transaction of this type, the seller has a continuing obligation to replace the borrowed security; and until such replacement, the broker retains the proceeds from the sale and the seller is required to pay to the lender any dividends or interest due to holders of the security. Although the seller's obligation to the lender can be met by purchasing the security in the open market and delivering it against the short position, the Fund will effect short sales only in anticipation of replacing the borrowed security with an identical security received upon the successful completion of a merger, acquisition or exchange offer. (This strategy is illustrated by the following example: Company A proposes to acquire Company B through a merger in which each outstanding common share of Company B is exchanged for two shares of Company A. Assume that following the announcement of the merger terms, Company A's stock is trading at $20 while Company B's shares are trading at $35, or $5 below the market value of Company A's offer (2 x $20 per A Share). Believing that the proposed merger represents an attractive arbitrage opportunity, but wanting to protect against a decline in the market price of Company A's stock prior to the completion of the acquisition, the Fund purchases 1,000 shares of Company B at a total cost of $35,000 plus commissions, and, at approximately the same time, borrows and sells short 2,000 shares of Company A, yielding proceeds of $40,000 less commissions. The Fund is now hedged; that is, a decline in the market price of Company A's stock will not reduce the Fund's potential profit should the deal go through. Upon completion of the merger, the 1,000 shares of Company B held by the Fund are exchanged for 2,000 shares of Company A. These shares are then delivered to the lender, thereby satisfying the Fund's obligation to replace the borrowed shares, and the proceeds from the short sale become available to the Fund. In this example a profit of $5,000 less commissions and any other expenses is realized.) However, should the merger, acquisition or exchange offer be terminated or otherwise not completed, the Fund will be required to satisfy its obligation to the lender by making an open-market purchase, and to the extent the price paid exceeds the proceeds from the short sale, the Fund will incur a loss on the transaction. The amount of any such loss will be increased by the amount of any dividends or interest the Fund may be required to pay in connection with the short sale.

                              FINANCIAL STATEMENTS


                 The statement of assets and liabilities, including the schedules of investments, of securities sold short and of call options written, as of November 30, 1996, the related statements of operations and of cash flows for the fiscal year ended November 30, 1996, and statements of changes in net assets for the years ended November 30, 1996 and 1995, and the independent accountants' report to the Trustees and shareholders of the Fund dated
January 7, 1997 are attached hereto.



                 Effective on December 1, 1996, the Fund changed its fiscal year to end on September 30 in each year, commencing with the short fiscal year to run from December 1, 1996 through September 30, 1997.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996


  SHARES                                                                              VALUE
-----------                                                                        ------------
COMMON STOCKS - 88.75%*
                  BANKS - 0.35%*
     26,000      Boatmen's Bancshares, Inc.(4)...................................  $  1,732,250
                                                                                   ------------

                  BROADCASTING - 7.01%*
    411,225      Infinity Broadcasting Corporation**(2)..........................    13,210,603
    365,000      New World Communications Group, Inc.**(4).......................     8,988,125
    340,200      Renaissance Communications Corporation**(4).....................    12,077,100
                                                                                   ------------
                                                                                     34,275,828
                                                                                   ------------

                  CABLE - 2.39%*
    610,000      Videotron Holdings plc**(3)(4)..................................    11,666,250
                                                                                   ------------

                  CHILD CARE - 0.41%*
    100,000      Kinder-Care Learning Centers, Inc.**(4).........................     1,987,500
                                                                                   ------------

                  ELECTRIC UTILITIES - 3.68%*
    418,600      Portland General Corporation(4).................................    17,999,800
                                                                                   ------------

                  ELECTRONIC DISTRIBUTORS - 0.05%*
     16,500      Milgray Electronics, Inc.**.....................................       241,312
                                                                                   ------------

                  ELECTRONIC SECURITY - 1.74%*
    415,020      ADT Ltd.**(2)...................................................     8,507,910
                                                                                   ------------

                  GIFTWARE - 2.02%*
    318,800      Syratech Corporation**(4).......................................     9,882,800
                                                                                   ------------

                  HEALTH CARE INFORMATION SERVICES - 1.41%*
    291,100      GMIS, Inc.**(4).................................................     6,913,625
                                                                                   ------------

                  HEALTH MAINTENANCE ORGANIZATIONS - 3.12%*
    363,350      FHP International Corporation**(4)..............................    13,035,181
     76,000      Foundation Health Corporation**(2)..............................     2,223,000
                                                                                   ------------
                                                                                     15,258,181
                                                                                   ------------

                  HOSPITAL CHAINS - 0.37%*
     62,250      OrNda HealthCorp**(4)...........................................     1,813,031
                                                                                   ------------


                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996


  SHARES                                                                              VALUE
-----------                                                                        ------------

                  HOTELS & GAMING - 1.68%*
    215,000      Bally Entertainment Corporation**(4)............................  $  6,261,875
     93,100      Griffin Gaming & Entertainment, Inc.**(4).......................     1,966,738
                                                                                   ------------
                                                                                      8,228,613
                                                                                   ------------

                  INDEPENDENT POWER - 0.46%*
    144,100      Destec Energy, Inc.**(4)........................................     2,233,550
                                                                                   ------------

                  INSURANCE - 8.38%*
     33,000      American Travellers Corporation**(4)............................     1,165,313
    242,500      Capitol American Financial Corporation(4).......................     8,790,625
    568,400      First Colony Corporation(4).....................................    20,462,400
    333,800      The Paul Revere Corporation(4)..................................    10,556,425
                                                                                   ------------
                                                                                     40,974,763
                                                                                   ------------

                  MEDICAL DEVICES - 1.55%*
    262,000      Medex, Inc.(4)..................................................     6,107,875
     64,000      Ventritex, Inc.**...............................................     1,488,000
                                                                                   ------------
                                                                                      7,595,875
                                                                                   ------------

                  MULTI-INDUSTRY - 6.24%*
    856,472      Figgie International, Inc., Class A**(4)........................    10,866,488
    437,600      PHH Corporation(4)..............................................    19,637,300
                                                                                   ------------
                                                                                     30,503,788
                                                                                   ------------
                  NATURAL GAS TRANSMISSION & MARKETING - 7.15%*
    796,600      ENSERCH Corporation(4)..........................................    18,620,525
  1,056,300      NorAm Energy Corporation(4).....................................    16,372,650
                                                                                   ------------
                                                                                     34,993,175
                                                                                   ------------

                  OFFICE SUPPLIES - 3.74%*
     40,000      Alco Standard Corporation(2)....................................     2,070,000
    832,900      Office Depot, Inc.**(4).........................................    16,241,550
                                                                                   ------------
                                                                                     18,311,550
                                                                                   ------------

                  OIL & GAS EXPLORATION - 0.24%*
     51,207      Seagull Energy Corporation**(4).................................     1,171,360
                                                                                   ------------

                  OILFIELD SERVICES - 0.52%*
    141,600      Forasol-Foramer N.V.**(3)(4)....................................     2,548,800
                                                                                   ------------


                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996


  SHARES                                                                              VALUE
-----------                                                                        ------------

                  PAGING - 0.35%*
    317,149      Metrocall, Inc.**(1)............................................  $  1,724,497
                                                                                   ------------

                  PHARMACEUTICALS - 0.00%*
      1,215      Lynx Therapeutics, Inc.(4)......................................         6,075
                                                                                   ------------

                  PHARMACY MANAGEMENT - 1.02%*
    195,000      Owen Healthcare, Inc.**.........................................     4,996,875
                                                                                   ------------

                  PHYSICIANS PRACTICE MANAGEMENT - 0.29%*
     73,184      FPA Medical Management, Inc.**..................................     1,408,792
                                                                                   ------------

                  RAILROADS - 1.87%*
     94,000      Conrail, Inc.(2)................................................     9,141,500
                                                                                   ------------

                  RESTAURANTS - 0.01%*
      3,861      Buffets, Inc.**(4)..............................................        35,956
                                                                                   ------------

                  RETAILERS - 5.10%*
    533,100      Eckerd Corporation**(4).........................................    18,391,950
    124,200      Vons Companies, Inc.**..........................................     6,536,025
                                                                                   ------------
                                                                                     24,927,975
                                                                                   ------------

                  SAVINGS & LOANS - 7.37%*
    548,400      Cal Fed Bancorp Inc.**(4).......................................    13,298,700
    100,000      First Federal Bancshares of Eau Claire, Inc.(4).................     1,800,000
    371,900      Standard Federal Bancorporation(4)..............................    20,965,863
                                                                                   ------------
                                                                                     36,064,563
                                                                                   ------------

                  SCIENTIFIC INSTRUMENTS - 0.48%*
     74,300      Gelman Sciences, Inc.**(4)......................................     2,359,025
                                                                                   ------------

                  SPECIALIZED TRAINING SERVICES - 2.48%*
    245,500      FlightSafety International, Inc.(2).............................    12,152,250
                                                                                   ------------

                  SPECIALTY CHEMICALS - 2.65%*
    215,800      Loctite Corporation(2)..........................................    12,948,000
                                                                                   ------------


                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996


  SHARES                                                                              VALUE
-----------                                                                        ------------

                  TELEPHONY - 9.12%*
    344,200      C-TEC Corporation**(2)..........................................  $  8,475,925
    653,600      MCI Communications Corporation(2)...............................    19,934,800
    300,500      MFS Communications Company, Inc.**(4)...........................    14,499,125
    189,083      U.S. Long Distance Corporation**(2).............................     1,689,929
                                                                                   ------------
                                                                                     44,599,779
                                                                                   ------------

                  TEMPORARY STAFFING - 0.40%*
     96,200      AccuStaff, Inc.**(4)............................................     1,948,050
                                                                                   ------------

                  TOYS - 2.75%*
  1,143,000      Tyco Toys, Inc.**(4)............................................    13,430,250
                                                                                   ------------

                  WASTE DISPOSAL - 2.35%*
     19,200      Addington Resources, Inc.**(4)..................................       576,000
    407,600      Continental Waste Industries, Inc.**(4).........................    10,903,300
                                                                                   ------------
                                                                                     11,479,300
                                                                                   ------------
                  TOTAL COMMON STOCKS (Cost $421,343,202)........................   434,062,848
                                                                                   ------------

CONVERTIBLE PREFERRED STOCKS - 0.25%*
     50,000      Arcadian Corporation Convertible Preferred A(4) (Cost
                 $1,208,750).....................................................     1,218,750
                                                                                   ------------

WARRANTS - 0.06%*
    172,500      Jacor Communications, Inc., Expire 1/14/00(1)
                 (Cost $517,500).................................................       280,313
                                                                                   ------------
UNIT TRUSTS - 0.46%*
    391,100      EnerMark Income Fund(3)(4)* (Cost $1,941,835)...................     2,249,075
                                                                                   ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED - 0.14%*
        400      S&P 100 Index
                 Expiration February 1997, Exercise Price $720.00
                  TOTAL PUT OPTIONS PURCHASED (Cost $893,930)....................       680,000
                                                                                   ------------
    PAR
   VALUE
-----------
CORPORATE BONDS - 17.55%*
$ 1,300,000      Baby Superstore Subordinated Notes CLB,
                   4.875%, 10/01/00(4)...........................................     1,277,250

  4,230,000      Continental Cablevision Debentures CLB,
                   9.50%, 8/01/13(4).............................................     4,917,375


                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996


    PAR
   VALUE                                                                              VALUE
-----------                                                                        ------------
$15,398,000      Eckerd Corporation Senior Subordinated Notes CLB,
                   9.25%, 2/15/04(4).............................................  $ 16,822,315
 21,487,000      Figgie International, Inc.
                   9.875%, 10/01/99(4)...........................................    22,400,198
 14,350,000      GNF Corporation CLB,
                   10.625%, 4/01/03(4)...........................................    15,785,000
  8,161,000      GranCare, Inc. Subordinated Debentures CLB,
                   6.50%, 1/15/03(4).............................................     8,446,635
 16,455,000      REPAP Wisconsin, Inc. Senior Notes CLB,
                   9.25%, 2/01/02(4).............................................    16,208,175
                                                                                   ------------
                  TOTAL CORPORATE BONDS (Cost $84,618,352).......................    85,856,948
                                                                                   ------------
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS - 18.57%*
U.S. TREASURIES - 18.57% *(1)
                 U.S. Treasury Bills:
$16,740,000      5.06%, 12/12/96.................................................    16,714,659
 74,315,000      5.27%, 12/19/96.................................................    74,128,620
                                                                                   ------------
                  TOTAL SHORT-TERM INVESTMENTS (Cost $90,843,279)................    90,843,279
                                                                                   ------------
                  TOTAL INVESTMENTS (Cost $601,366,848)..........................  $615,191,213
                                                                                   =============


------------------------------
 * Calculated as a percentage of net assets.
** Non-income producing security.
CLB - Callable
(1) Securities have been committed as collateral for open short positions.

(2) All or a portion of the shares have been committed as collateral for written call options.

(3) Foreign security.
(4) All or a portion of the shares have been committed as collateral for the credit facility.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
NOVEMBER 30, 1996


  SHARES                                                                              VALUE
-----------                                                                        ------------
     96,200      AccuStaff, Inc. ................................................  $  1,948,050
    303,300      British Telecommunications plc ADR..............................    19,297,462
      3,861      Buffets, Inc. ..................................................        35,956
     40,000      Cal Fed Bancorp SCLP #..........................................       405,000
     50,190      Conseco, Inc. ..................................................     2,804,366
    418,600      Enron Corporation...............................................    19,150,950
    842,517      Enserch Exploration, Inc. ......................................     9,583,631
    120,333      HBO & Company...................................................     6,843,939
     40,000      HFS, Inc. ......................................................     2,590,000
    215,000      Hilton Hotels Corporation.......................................     6,288,750
     17,100      Jacor Communications, Inc. .....................................       410,400
    120,000      Mattel, Inc. ...................................................     3,705,000
     56,050      Metrocall, Inc. ................................................       304,772
     17,000      NationsBank Corporation.........................................     1,761,625
    428,750      News Corporation Ltd ADR........................................     9,110,938
    100,450      News Corporation Ltd Preferred ADR..............................     1,732,763
     72,170      PacifiCare Health Systems, Inc. -- Class B......................     5,990,110
     52,000      Pall Corporation................................................     1,358,500
    164,602      J.C. Penney Company, Inc. ......................................     8,847,358
     93,460      Pride Petroleum Services, Inc. .................................     1,693,963
    255,737      Provident Companies, Inc. ......................................    10,708,987
    343,360      Republic Industries, Inc. ......................................    11,459,640
    181,340      Safeway, Inc. ..................................................     7,366,937
     38,400      St. Jude Medical Inc. ..........................................     1,603,200
     51,207      Seagull Energy Corporation......................................     1,171,360
    951,300      Staples, Inc. ..................................................    18,788,175
     40,069      Sun International Hotels Ltd. ..................................     1,988,424
     84,035      Tenet Healthcare Corporation....................................     1,880,283
     41,300      Texas Utilities Company.........................................     1,631,350
    618,500      Westinghouse Electric Corporation...............................    11,596,875
    630,740      WorldCom, Inc. .................................................    14,585,862
                                                                                   ------------
                 TOTAL SECURITIES SOLD SHORT (Proceeds $176,358,206).............  $186,644,626
                                                                                   =============


# When-issued security.


SCLP - Secondary Contingent Litigation Partnership


                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF CALL OPTIONS WRITTEN
NOVEMBER 30, 1996


CONTRACTS (100 SHARES PER CONTRACT)                                                    VALUE
-----------------------------------                                                ------------
      4,150      ADT Ltd.
                   Expiration December 1996, Exercise Price $17.50...............  $  1,296,875
        400      Alco Standard Corporation
                   Expiration December 1996, Exercise Price $45.00...............       270,000
      2,350      C-TEC Corporation
                   Expiration December 1996, Exercise Price $25.00...............       161,562
        940      Conrail, Inc.
                   Expiration December 1996, Exercise Price $90.00...............       740,250
      2,455      FlightSafety International, Inc.
                   Expiration December 1996, Exercise Price $50.00...............        30,688
        760      Foundation Health Corporation
                   Expiration December 1996, Exercise Price $30.00...............        61,750
        500      Infinity Broadcasting Corporation
                   Expiration December 1996, Exercise Price $25.00...............       375,000
                 Loctite Corporation
      1,200        Expiration December 1996, Exercise Price $55.00...............       645,000
        100        Expiration December 1996, Exercise Price $60.00...............         5,000
        858        Expiration January 1997, Exercise Price $60.00................        64,350
                                                                                   ------------
                                                                                        714,350
                                                                                   ------------
        920      MCI Communications Corporation
                   Expiration December 1996, Exercise Price $27.50...............       287,500
      1,890      U.S. Long Distance Corporation
                   Expiration February 1997, Exercise Price $7.50................       366,187
                                                                                   ------------
                 TOTAL CALL OPTIONS WRITTEN
                 (Premiums received $3,834,076)..................................  $  4,304,162
                                                                                   =============


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996


ASSETS:
  Investments, at value (Cost $601,366,848)
     See accompanying schedule...................................                  $ 615,191,213
  Cash...........................................................                        359,201
  Deposit at brokers for short sales.............................                    102,066,247
  Receivable from brokers for proceeds on securities sold
     short.......................................................                    168,591,008
  Receivable for investments sold................................                      8,225,423
  Interest receivable............................................                      1,879,409
  Dividends receivable...........................................                         13,645
  Other receivables..............................................                        278,451
                                                                                   -------------
          Total Assets...........................................                    896,604,597
LIABILITIES:
  Loan payable (Note 10).........................................  $ 197,250,000
  Securities sold short, at value (Proceeds of $176,358,206)
     See accompanying schedule...................................    186,644,626
  Payable for investment securities purchased....................     17,761,313
  Call options written, at value (Premiums received $3,834,076)
     See accompanying schedule...................................      4,304,162
  Accrued interest payable.......................................        844,757
  Investment advisory fee payable................................        419,849
  Distribution fees payable......................................         64,030
  Accrued expenses and other payables............................        231,914
                                                                   -------------
          Total Liabilities......................................                    407,520,651
                                                                                   -------------
NET ASSETS.......................................................                  $ 489,083,946
                                                                                   =============
NET ASSETS consist of:
  Accumulated undistributed net investment income................                  $   5,323,073
  Accumulated undistributed net realized gain on investments sold, securities sold short and option contracts expired or
     closed......................................................                     38,017,893
  Net unrealized appreciation (depreciation) on:
     Investments.................................................                     14,038,295
     Short positions.............................................                    (10,286,420)
     Call options................................................                       (470,086)
     Put options.................................................                       (213,930)
  Paid-in capital................................................                    442,675,121
                                                                                   -------------
          Total Net Assets.......................................                  $ 489,083,946
                                                                                   =============
NET ASSET VALUE, offering price and redemption price per share
  ($489,083,946 / 31,742,150 shares of beneficial interest
  outstanding)...................................................                         $15.41
                                                                                          ======


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996


INVESTMENT INCOME:
  Interest.......................................................                   $12,863,883
  Dividend income on long positions
     (net of foreign withholding taxes of $47,130)...............                     2,233,761
                                                                                    -----------
     Total investment income.....................................                    15,097,644
                                                                                    -----------
EXPENSES:
  Investment advisory fee........................................  $  4,114,105
  Distribution fees..............................................       580,487
  Transfer agent and shareholder servicing agent fees............       191,492
  Federal and state registration fees............................       126,800
  Professional fees..............................................       137,257
  Trustees' fees and expenses....................................        28,778
  Custody fees...................................................       141,161
  Administration fee.............................................       169,452
  Reports to shareholders........................................        81,522
  Other..........................................................        35,391
                                                                   ------------
     Total Operating Expenses Before Interest Expense and
       Dividends on Short Positions..............................                     5,606,445
  Interest expense...............................................                     2,505,198
  Dividends on short positions
     (net of foreign withholding taxes of $17,108)...............                     1,403,369
                                                                                    -----------
     Total Expenses..............................................                     9,515,012
                                                                                    -----------
NET INVESTMENT INCOME............................................                     5,582,632
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions...........................................    47,710,273
     Short transactions..........................................   (10,324,623)
     Options contracts expired or closed.........................     1,734,413
                                                                   ------------
     Total Realized Gain.........................................                    39,120,063
  Change in unrealized (depreciation) appreciation on:
     Investments.................................................                    (4,247,713)
     Short positions.............................................                    (2,141,238)
     Call options................................................                    (1,074,208)
     Put options.................................................                       131,592
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                    31,788,496
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                   $37,371,128
                                                                                    ===========


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1996


CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of Capital Shares.....................................  $   412,955,551
Repurchases of Capital Shares...............................     (202,305,677)
                                                               --------------
Cash Provided by Capital Share Transactions.................      210,649,874
Cash Provided by Borrowings.................................      164,250,000
Distributions Paid in Cash*.................................       (2,019,323)
                                                               --------------
                                                                                  $ 372,880,551
                                                                                  -------------

CASH (USED) PROVIDED BY OPERATIONS:
Purchases of Portfolio Securities...........................   (1,639,715,862)
Net Purchases of Short-Term Investments.....................      (69,317,099)
Proceeds from Sales of Portfolio Securities.................    1,382,915,866
                                                               --------------
                                                                 (326,117,095)
                                                               --------------
Increase in Deposit at Broker for Short Sales...............      (51,066,219)
Net Investment Income.......................................        5,582,632
Net Change in Receivables/Payables Related to Operations....       (1,017,720)
                                                               --------------
                                                                  (46,501,307)     (372,618,402)
                                                               --------------      ------------
Net Increase in Cash........................................                            262,149
Cash, Beginning of Year.....................................                             97,052
                                                                                   ------------
Cash, End of Year...........................................                      $     359,201
                                                                                  =============


------------------------------


*Non-cash financing activities include reinvestment of dividends of $12,721,008.


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED        YEAR ENDED
                                                                 NOV. 30, 1996     NOV. 30, 1995
                                                                 -------------     -------------
Net investment income..........................................  $   5,582,632     $   1,164,566
Net realized gain on investments sold, securities sold short
  and option contracts expired or closed.......................     39,120,063        12,544,047
Change in unrealized (depreciation) appreciation of
  investments, short positions and call and put options........     (7,331,567)       13,003,454
                                                                  ------------      ------------
Net increase in net assets resulting from operations...........     37,371,128        26,712,067
Distributions to shareholders from:
  Net investment income........................................     (1,258,321)               --
  Net realized gains...........................................    (13,482,010)       (8,613,574)
                                                                  ------------      ------------
  Total dividends and distributions............................    (14,740,331)       (8,613,574)
                                                                  ------------      ------------
Net increase in net assets from capital share transactions
  (Note 6).....................................................    223,370,882        54,639,595
                                                                  ------------      ------------
Net increase in net assets.....................................    246,001,679        72,738,088

NET ASSETS:
Beginning of year..............................................    243,082,267       170,344,179
                                                                  ------------      ------------
End of year (including accumulated undistributed net investment
  income of $5,323,073 and $1,031,840, respectively)...........  $ 489,083,946     $ 243,082,267
                                                                  ============      ============


                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each year.


                                                                               YEAR ENDED NOVEMBER 30,
                                                        1996            1995            1994            1993           1992
                                                      ---------       ---------       ---------       --------       --------
Net Asset Value, beginning of year..................     $14.87          $13.72          $13.70         $12.34         $12.51
Income from investment operations:
  Net investment income (loss)......................       0.20(2)(3)      0.08(2)(3)        --(2)(3)    (0.07)(2)(3)    (0.12)(2)
  Net realized and unrealized gain on investments...       1.24            1.78            1.08           2.10           0.65
                                                      ---------       ---------       ---------       --------       --------
  Total from investment operations..................       1.44            1.86            1.08           2.03           0.53
Less distributions:
  Dividends from net investment income..............      (0.08)             --              --             --          (0.03)
  Distributions from net realized gains.............      (0.82)          (0.71)          (1.06)         (0.67)         (0.67)
                                                      ---------       ---------       ---------       --------       --------
  Total distributions...............................      (0.90)          (0.71)          (1.06)         (0.67)         (0.70)
                                                      ---------       ---------       ---------       --------       --------
Net Asset Value, end of year........................     $15.41          $14.87          $13.72         $13.70         $12.34
                                                      =========       =========       =========       ========       ========
Total Return........................................      10.26%          14.26%           8.41%         17.24%          4.45%
Supplemental Data and Ratios:
  Net assets, end of year (000's)...................  $ 489,084       $ 243,082       $ 170,344       $ 25,173       $ 11,611
  Ratio of operating expenses to average net
    assets..........................................       1.36%(1)        1.41%(1)        1.58%(1)       2.19%(1)       2.75%(1)
  Ratio of interest expense and dividends on short
    positions to average net assets.................       0.95%           2.42%           1.72%          1.91%          2.28%
  Ratio of net investment income (loss) to average
    net assets......................................       1.36%           0.57%          (0.03)%        (0.57)%        (1.42)%
  Portfolio turnover rate(4)........................     405.99%         418.63%         390.34%        186.00%        231.40%
  Average commission rate per share.................  $  0.0434


------------------------------


(1) For the years ended November 30, 1996, 1995, 1994, 1993 and 1992, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended November 30, 1996, 1995, 1994, 1993 and 1992, were 2.31%, 3.83%, 3.30%, 4.10% and 5.03%, respectively.


(2) Net investment income before interest expense and dividends on short positions for the years ended November 30, 1996, 1995, 1994, 1993 and 1992, was $0.35, $0.42, $0.21, $0.17, and $0.07, respectively.


(3) Net investment income (loss) per share represents net investment income for the respective year divided by the monthly average shares of beneficial interest outstanding throughout each year.


(4) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (including both long and short positions). The denominator includes the average long position throughout the year. The portfolio turnover rate excluding short positions from the numerator for the years ended November 30, 1996 and 1995 is 276.99% and 290.48%, respectively.


                     See notes to the financial statements.

                                THE MERGER FUND


                       NOTES TO THE FINANCIAL STATEMENTS


                               NOVEMBER 30, 1996



NOTE 1 -- ORGANIZATION



     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.



NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES



     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



A. Investment Valuation



     Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short term investments are carried at amortized cost, which approximates market value.



B. Transactions with Brokers for Short Sales



     Cash and Treasury securities in the amount of $192,909,526 have been committed as collateral for open short investment positions and are on deposit in segregated accounts with the brokers and custodian. The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with four major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.



C. Federal Income Taxes



     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

                                THE MERGER FUND

                               NOVEMBER 30, 1996



NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


D. Written Option Accounting



     The Fund writes covered call options to hedge portfolio investments. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.



E. Purchased Option Accounting



     The Fund purchases put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.



F. Distributions to Shareholders



     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.



G. Use of Estimates



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



H. Foreign Securities



     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                                THE MERGER FUND

                               NOVEMBER 30, 1996



NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


I. Foreign Currency Translations



     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.



J. Other



     Investment and shareholder transactions are recorded no later than the first business day after the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $7,215,531 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.



NOTE 3 -- AGREEMENTS



     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


     Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.


     Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.


NOTE 4 -- SHORT POSITIONS


     The Fund may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends

                                THE MERGER FUND

                               NOVEMBER 30, 1996


NOTE 4 -- SHORT POSITIONS (CONTINUED)

payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.


NOTE 5 -- RELATED PARTY TRANSACTIONS


     William H. Bohnett, Esq., a partner of Fulbright & Jaworski L.L.P., serves as a Trustee and Assistant Secretary of the Fund. Fulbright & Jaworski L.L.P. furnishes legal services to the Fund. For the year ended November 30, 1996, the Fund paid $92,257 for such services.


     Certain officers of the Fund are also officers of the Adviser.

NOTE 6 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:


                                                YEAR ENDED                    YEAR ENDED
                                             NOVEMBER 30, 1996            NOVEMBER 30, 1995
                                        ---------------------------   --------------------------
                                          SHARES         AMOUNT         SHARES        AMOUNT
                                        -----------   -------------   ----------   -------------
        Sold..........................   28,042,908   $ 412,955,551   12,380,985   $ 172,107,462
        Issued as reinvestment of
          dividends...................      901,799      12,721,008      617,682       8,066,925
        Redeemed......................  (13,551,329)   (202,305,677)  (9,065,402)   (125,534,792)
                                        -----------   -------------   ----------   -------------
        Net increase..................   15,393,378   $ 223,370,882    3,933,265   $  54,639,595
                                        ===========   =============   ==========   =============



     Effective June 1, 1996, The Merger Fund was closed to new investors.


NOTE 7 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended November 30, 1996 (excluding short-term investments and options) aggregated $1,273,857,238 and $962,433,811, respectively.

     At November 30, 1996, gross unrealized appreciation and depreciation of investments for federal income tax purposes were:


        Appreciation.............................................................  $23,500,905
        (Depreciation)...........................................................   (9,692,929)
                                                                                   -----------
        Net unrealized appreciation on investments...............................  $13,807,976
                                                                                   ===========



     At November 30, 1996, the cost of investments for federal income tax purposes was $601,383,237.

                                THE MERGER FUND

                               NOVEMBER 30, 1996


NOTE 8 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended November 30, 1996, were as follows:


                                                                        PREMIUM        NUMBER OF
                                                                         AMOUNT        CONTRACTS
                                                                      ------------     ---------
        Options outstanding at November 30, 1995....................  $  1,617,928        2,982
        Options written.............................................    30,784,448      100,338
        Options closed..............................................   (12,325,798)     (25,827)
        Options exercised...........................................   (13,631,056)     (48,978)
        Options expired.............................................    (2,611,446)     (11,992)
                                                                      ------------      -------
        Options outstanding at November 30, 1996....................  $  3,834,076       16,523
                                                                      ============      =======


NOTE 9 -- DISTRIBUTION PLAN


     The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of compensation paid in any one year shall not exceed 0.25% of the average daily net assets of the Fund, payable as a service fee to Mercer and Dealers for providing personal service and maintenance of shareholder accounts. For the year ended November 30, 1996, the Fund incurred $580,487 pursuant to the Plan.


     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.


NOTE 10 -- CREDIT FACILITY



     Custodial Trust Company has made available to the Fund a $200 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. Outstanding principal amounts under the credit facility bear interest at a rate per annum of 0.50% plus the Broker Call Rate quoted by Bear Stearns Securities Corp. at its office in New York on credit extended up to $25 million on any given day and the Broker Call Rate plus 0.25% for the amount of the loan which exceeds $25 million (weighted average rate of 6.75% during the year ended November 30, 1996). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended November 30, 1996, the Fund had an outstanding average daily balance of $36,982,896. The maximum amount outstanding during the year ended November 30, 1996, was $197,250,000. Interest expense amounted to $2,505,198 for the

                                THE MERGER FUND

                               NOVEMBER 30, 1996



NOTE 10 -- CREDIT FACILITY (CONTINUED)


year ended November 30, 1996. At November 30, 1996, the Fund had a loan payable balance of $197,250,000, and the securities collateralizing the Agreement amounted to $392,024,021.


     Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. At November 30, 1996, the Fund satisfied all asset coverage requirements of the 1940 Act.


NOTE 11 -- DISTRIBUTION



     On December 31, 1996, a distribution of $1.426 per share aggregating $43,838,476 was declared. The distribution was paid on December 31, 1996, to shareholders of record on December 30, 1996 from net investment income ($0.187) and net realized gains from investment transactions (including $1.016 taxable to shareholders as ordinary income dividends and $0.223 applicable to long-term capital gains).



                    END TO NOTES TO THE FINANCIAL STATEMENTS


--------------------------------------------------------------------------------


   Effective October 31, 1995, Grant Thornton L.L.P. was terminated as the Fund's independent accountants. For the years ended November 30, 1991 through November 30, 1994, Grant Thornton L.L.P. expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Grant Thornton L.L.P. prior to their termination. The Board of Trustees approved the termination of Grant Thornton L.L.P. and the appointment of Price Waterhouse LLP as the Fund's independent accountants.


--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund


     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments of call options written and of securities sold short, and the related statements of operations, of cash flows and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at November 30, 1996, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of The Merger Fund for the years ended November 30, 1992 through November 30, 1994 were audited by other independent accountants whose report dated December 21, 1994 expressed an unqualified opinion on those statements.


Price Waterhouse LLP

Milwaukee, Wisconsin
January 7, 1997

                                     PART C

                               OTHER INFORMATION


Item 24.                  Financial Statements and Exhibits.

A.               FINANCIAL STATEMENTS


                 Included in the Statement of Additional Information:

                     Report of Independent Accountants, Dated January 7, 1997.

                     Schedule of Investments, November 30, 1996.

                     Schedule of Securities Sold Short, November 30, 1996.

                     Schedule of Call Options Written, November 30, 1996.

                     Statement of Assets and Liabilities, November 30, 1996.

                     Statement of Operations for the Year Ended November 30,
                     1996.

                     Statement of Cash Flows for the Year Ended November 30,
                     1996.

                     Statements of Changes in Net Assets for the Years Ended November 30, 1996 and November 30, 1995.

                     Financial Highlights.

                     Notes to Financial Statements, November 30, 1996.


B.               EXHIBITS

                 Exhibits Required
                   By Form N-1A

                 Exhibit 1 Amended and Restated Declaration of Trust (Previously filed as Exhibit 1 to Post-Effective Amendment No. 11 to the Registration Statement.)

                 Exhibit 2 By-laws, as amended to date. (Previously filed as Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement.)

                 Exhibit 3        Inapplicable

                 Exhibit 4 Specimen certificate of shares of beneficial interest of the Fund. (Previously filed as Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement.)

                 Exhibit 5 Investment Advisory Contract between the Fund and Westchester Capital Management, Inc., dated January 31, 1989. (Previously filed as
                                  Exhibit 5 to Post-Effective Amendment No. 11 to the Registration Statement.)

                 Exhibit 6 Second Amended and Restated Distribution Contract between the Fund and Mercer Allied Corporation, dated as of July 1, 1993. (Previously filed as Exhibit 6 to Post-Effective Amendment No. 16 to the Registration Statement.)

                 Exhibit 7        Inapplicable

                 Exhibit 8 Custodian Agreement between the Fund and Firstar Trust Company, dated April 1, 1994. (Previously filed as Exhibit 8 to Post-Effective Amendment No. 17 to the Registration Statement.)

                 Exhibit 9-1 Transfer Agent Agreement between the Fund and Firstar Trust Company, dated April 1, 1994. (Previously filed as Exhibit 9-1 to Post-Effective Amendment No. 17 to the Registration Statement.)

                 Exhibit 9-2 Fund Accounting Servicing Agreement between the Fund and Firstar Trust Company, dated April 1, 1994. (Previously filed as Exhibit 9-2 to Post-Effective Amendment No. 17 to the Registration Statement.)

                 Exhibit 9-3 Fund Administration Servicing Agreement between the Fund and Firstar Trust Company, dated September 30, 1994. (Previously filed as Exhibit 9-3 to Post-Effective Amendment No. 18 to the Registration Statement.)

                 Exhibit 9-4 Services Agreement between the Fund and Charles Schwab & Co., Inc. dated December 8, 1994. (Previously filed as Exhibit 9-4 to Post-Effective Amendment No. 18 to the Registration Statement.)

                 Exhibit 9-5 Operating Agreement between the Fund and Charles Schwab & Co., Inc. dated December 8, 1994. (Previously filed as Exhibit 9-5 to Post-Effective Amendment No. 18 to the Registration Statement.)

                 Exhibit 10 Opinion of Counsel as to Legality of Securities Being Registered.


                 Exhibit 11       Consent of Price Waterhouse LLP.


                 Exhibit 12       Inapplicable

                 Exhibit 13       Inapplicable

                 Exhibit 14-1 Model Merger Fund IRA Plan and supporting documents. (Previously filed as Exhibit 14-1 to Post-Effective Amendment No. 11 to the Registration Statement.)

                 Exhibit 14-2 Model Fund Investors Defined Benefit Keogh Plan. (Previously filed as Exhibit 14-2 to Post-Effective Amendment No. 7 to the Registration Statement.)

                 Exhibit 14-3 Model Fund Investors Defined Contribution Keogh Plan (Previously filed as Exhibit 14-3 to Post-Effective Amendment No. 7 to the Registration Statement.)


                 Exhibit 14-4     The Merger Fund IRA Plan Disclosure
                                  Statement.



                 Exhibit 15 The Merger Fund Amended and Restated Plan of Distribution Pursuant to Rule 12b-1. (Previously filed as Exhibit 15 to Post-Effective Amendment No. 16 to the Registration Statement.)

                 Exhibit 16       Inapplicable

                 Exhibit 17       Financial Data Schedule

                 Exhibit 18       Inapplicable

                 Item 25. Persons Controlled by or Under Common Control with Registrant.

                             Inapplicable.

                 Item 26.    Number of Holders of Securities.

                             (1)        Title of Class

                                        Shares of Beneficial Interest

                             (2)        Number of Record Holders


                                        5,149 as of January 31, 1997.

                 Item 27.    Indemnification.

                             The Trustees and officers of the Registrant are insured under a directors' and officers' liability insurance policy against loss incurred solely because of their positions as Trustees and officers of the Registrant. The policy coverage is, however, subject to a number of exclusions.

                             The Trustees and officers of the Registrant will be indemnified by Mercer Allied Company, L.P. under its Distribution Contract with the Registrant for expenses reasonably incurred in connection with any claim, action, suit or proceeding which actually or allegedly arises out of any actual or alleged misrepresentation or omission to state a material fact on the distributor's part unless such misrepresentation or omission was made in reliance upon written information furnished by the Registrant.


                 ARTICLE IV of the Registrant's Amended and Restated Declaration of Trust provides as follows:

                                   ARTICLE IV

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                            TRUSTEES AND OTHERS


         Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3.         Mandatory Indemnification.     (a)     Subject to
the exceptions and limitations contained in paragraph(b) below:

         (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                 (b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                          (A)     by the court or other body approving the
settlement or other disposition; or

                          (B)     based upon a review of readily available
facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                 (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                 As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation, or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

         Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

         Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Custodian, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Adviser.

                 Westchester Capital Management, Inc., the Registrant's investment adviser, also manages merger arbitrage accounts for high-net-worth individuals and other institutional investors. The information required by this Item 28 with respect to each director, officer or partner of Westchester Capital Management, Inc. is incorporated by reference to Schedules A and D of Form ADV filed by Westchester Capital Management, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15556).

 Item 29.        Principal Underwriters.

                 (a)      Inapplicable

                 (b)      Mercer Allied Company, L.P.

                          The information required by this Item 29 with respect to each officer or partner of Mercer Allied Company, L.P. is incorporated by reference to Schedule A of Form BD filed by Mercer Allied pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-20745).

                 (c)      Principal Underwriter: Mercer Allied Company, L.P.



                          Net underwriting discounts and commissions:                           $0.
                          Compensation for redemption and repurchase:                           $0.
                          Brokerage commissions:                                                $0.
                          Other compensation:                            $49,542 (Rule 12b-1 fees).


Item 30.         Location of Accounts and Records.

                 Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant at 100 Summit Lake Drive, Valhalla, New York 10595 and at the offices of the Registrant's transfer agent and custodian, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 31.         Management Services.

                 Inapplicable.

Item 32.         Undertakings.

                 (a) The Registrant hereby undertakes to provide each person to whom a copy of the prospectus is given with a copy of the Fund's Annual Report, which contains the information required by Item 5A of Form N-1A, upon request by such person and free of charge.

                 (b) The Registrant undertakes to call a meeting of the Fund's shareholders upon request to do so by holders of at least 10% of the Fund's outstanding voting securities.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Westchester and State of New York, on the 7th day of February 1997.

                                        THE MERGER FUND

                                        By      /s/Frederick W. Green
                                                ---------------------
                                                Frederick W. Green,
                                                President

         Pursuant to the requirements of the Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. This amendment to the Fund's Registration Statement meets all the requirements for effectiveness under the paragraph (b) of Rule 485 under the Act.


 Signature                                 Title                        Date
 ---------                                 -----                        ----
 /s/Frederick W. Green                     President                    February 7, 1997
 ------------------------------            & Trustee
 Frederick W. Green

 /s/Bonnie L. Smith                        Vice-President,              February 7, 1997
 ------------------------------            Treasurer
 Bonnie L. Smith                           & Secretary

 /s/William H. Bohnett                     Trustee                      February 7, 1997
 ------------------------------
 William H. Bohnett

 /s/Frank A. McDermott, Jr.                Trustee                      February 7, 1997
 ------------------------------
 Frank A. McDermott, Jr.

 /s/James P. Logan III                     Trustee                      February 7, 1997
 ------------------------------
 James P. Logan III

 /s/Michael J. Downey                      Trustee                      February 7, 1997
 ------------------------------
 Michael J. Downey

                                 EXHIBIT INDEX


EXHIBIT               DESCRIPTION                                                                PAGE
-------               -----------                                                                ----
Exhibit 1-            Amended and Restated Declaration of Trust (Previously filed as Exhibit
                      1 to Post-Effective Amendment No. 11 to the Registration Statement.)

Exhibit 2-            By-laws, as amended to date.  (Previously filed as Exhibit 2 to
                      Post-Effective Amendment No. 11 to the Registration Statement.)

Exhibit 3-            Inapplicable

Exhibit 4-            Specimen certificate of shares of beneficial interest of the Fund.
                      (Previously filed as Exhibit 4 to Pre-Effective Amendment No. 1 to the
                      Registration Statement.)

Exhibit 5-            Investment Advisory Contract between the Fund and Westchester Capital
                      Management, Inc., dated January 31, 1989.  (Previously filed as
                      Exhibit 5 to Post-Effective Amendment No. 11 to the Registration
                      Statement.)

Exhibit 6-            Second Amended and Restated Distribution Contract between the Fund and
                      Mercer Allied Corporation, dated as of July 1, 1993.  (Previously filed as Exhibit 6 to Post-Effective Amendment No. 16 to the
                      Registration Statement.)

Exhibit 7-            Inapplicable

Exhibit 8-            Custodian Agreement between the Fund and Firstar Trust Company, dated
                      April 1, 1994.  (Previously filed as Exhibit 8 to Post-Effective
                      Amendment No. 17 to the Registration Statement.)

Exhibit 9-1-          Transfer Agent Agreement between the Fund and Firstar Trust Company, dated April 1, 1994.  (Previously filed as Exhibit 9-1 to
                      Post-Effective Amendment No. 17 to the Registration Statement.)

Exhibit 9-2-          Fund Accounting Servicing Agreement between the Fund and Firstar Trust
                      Company, dated April 1, 1994.  (Previously filed as Exhibit 9-2 to
                      Post-Effective Amendment No. 17 to the Registration Statement.)

Exhibit 9-3-          Fund Administration Servicing Agreement between the Fund and Firstar
                      Trust Company, dated September 30, 1994.  (Previously filed as Exhibit
                      9-3 to Post-Effective Amendment No. 18 to the Registration Statement.)

Exhibit 9-4-          Services Agreement between the Fund and Charles Schwab & Co., Inc.
                      dated December 8, 1994.  (Previously filed as Exhibit 9-4 to
                      Post-Effective Amendment No. 18 to the Registration Statement.)

Exhibit 9-5-          Operating Agreement between the Fund and Charles Schwab & Co., Inc.
                      dated December 8, 1994.  (Previously filed as Exhibit 9-5 to
                      Post-Effective Amendment No. 18 to the Registration Statement.)

Exhibit 10-           Opinion of Counsel as to Legality of Securities Being Registered.

Exhibit 11-           Consent of Price Waterhouse LLP

Exhibit 12-           Inapplicable

Exhibit 13-           Inapplicable

Exhibit 14-1-         Model Merger Fund IRA Plan and supporting documents.  (Previously filed as Exhibit 14-1 to Post-Effective Amendment No.11 to the
                      Registration Statement.)

Exhibit 14-2-         Model Fund Investors Defined Benefit Keogh Plan.  (Previously filed as
                      Exhibit 14-2 to Post-Effective Amendment No. 7 to the Registration
                      Statement.)

Exhibit 14-3-         Model Fund Investors Defined Contribution Keogh Plan.  (Previously
                      filed as Exhibit 14-3 to Post-Effective Amendment No. 7 to the
                      Registration Statement.)


Exhibit 14-4-         The Merger Fund IRA Plan Disclosure Statement.


Exhibit 15-           The Merger Fund Amended and Restated Plan of Distribution Pursuant to
                      Rule 12b-1 dated as of July 1, 1993.  (Previously filed as Exhibit 15 to Post-Effective Amendment No. 16 to the Registration Statement.)

Exhibit 16-           Inapplicable

Exhibit 17            Financial Data Schedule

Exhibit 18            Inapplicable